UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 20, 2024

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 20, 2024, Avinger, Inc. (the “Company”), received a letter from the Listing Qualifications Department of The NASDAQ Stock Market, LLC (“Nasdaq”) notifying the Company that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2), as the minimum bid price for the Company’s listed securities was less than $1 for the previous 32 consecutive business days. The Company has a period of 180 calendar days, or until May 19, 2025, to regain compliance with the rule referred to in this paragraph. To regain compliance, the bid price of the Company’s common stock must close at $1 or more for a minimum of ten consecutive business days during the 180-day compliance period. The notice has no present impact on the listing of the Company’s securities on Nasdaq.

If the Company does not regain compliance during such 180-day compliance period, the Company may be eligible for an additional 180 calendar days, provided that the Company meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq except for Nasdaq Listing Rule 5550(a)(2), and provides a written notice of its intention to cure this deficiency during the second compliance period, including by effecting a reverse stock split, if necessary. If it appears to Nasdaq that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, it will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules.

The Company intends to actively monitor its bid price and will consider available options to resolve the deficiency and regain compliance with the Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: November 22, 2024	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski Chief Executive Officer